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                                                                    EXHIBIT 1.1


                        [Form of Underwriting Agreement]


                            EFG FUNDING CORPORATION
                      EFG Student Loan Trust _________-___



                             UNDERWRITING AGREEMENT



                                                 _______________, 1999



LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York  10285


Dear Ladies and Gentlemen:

          EFG Funding Corporation (the "Company") is a Delaware corporation with its principal place of business in Hyannis, Massachusetts. The Company has filed a Registration Statement relating to the issuance and sale of student loan-backed notes (the "Notes") and student loan-backed certificates (the "Certificates" and, together with the Notes, the "Securities"). The Notes will represent obligations of, and the Certificates will evidence beneficial interests in, separate EFG Student Loan Trusts (each, a "Trust"). The Notes and Certificates may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). The Notes with respect to a Series will be issued under an indenture (the "Indenture") between the Trust and a trustee to be identified in the prospectus supplement (the "Indenture Trustee"). The Certificates with respect to a Series will be issued under a trust agreement (the "Trust Agreement") among the Company, as depositor (the "Depositor"), a trustee to be identified in the prospectus supplement (the "Owner Trustee") and any other party which may be identified in the prospectus supplement.

          The property of each Trust with respect to a Series (the "Trust Property") will include among other things, a pool of student loans (the "[Initial] Financed Student Loans") and certain monies due thereunder on and after the applicable Cutoff Date. The Company will acquire the [Initial] Financed Student Loans pursuant to a loan sale agreement (the "Loan Sale Agreement")


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between EFG Financial Group, Inc. ("EFG"), as seller (the "Seller"), the
Company, as purchaser, the EFG Eligible Lender Trustee (as defined below) and the Eligible Lender Trustee (as defined below). Such [Initial] Financed Student Loans will be sold to the Trust by the Company pursuant to a transfer agreement (the "Transfer Agreement") among the Trust, the Company and the Eligible Lender Trustee. With respect to Financed Student Loans that constitute FFELP Loans, The First National Bank of Chicago will hold legal title as eligible lender trustee on behalf of the Seller under the Loan Sale Agreement (in such capacity, the "EFG Eligible Lender Trustee") and as eligible lender trustee on behalf of the Company and the Trust (in such capacity, the "Eligible Lender Trustee") under an Eligible Lender Trust Agreement. [Under certain circumstances after the Closing Time (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust, may acquire additional student loans ("Additional Acquired Student Loans"; the [Initial] Financed Student Loans and the Additional Acquired Student Loans being referred to herein, collectively, as the "Financed Student Loans")]. The Financed Student Loans are to be serviced by EFG Technologies, Inc., a Delaware corporation (the "Servicer") pursuant to a servicing agreement (the "Servicing Agreement"), among the Trust, the Servicer, the Seller and the Eligible Lender Trustee. Forms of the Indenture, Trust Agreement, the Guarantee Agreement, Loan Sale Agreement, Transfer Agreement and Servicing Agreement have been filed as exhibits to the Registration Statement (hereinafter defined).

          The Securities are more fully described in a Registration Statement which the Company has furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Registration Statement. The term "you" as used herein, unless the context otherwise requires, shall mean you and any such persons as are named as co managers in the Terms Agreement (defined below).

          Each offering of Securities pursuant to this Agreement will be made through you or through an underwriting syndicate managed by you. Whenever the Company determines to make an offering of Securities, it will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you and have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Securities or as a member of an underwriting syndicate). The Terms Agreement relating to each offering of Securities shall specify, among other things, the principal amount or amounts of the Securities to be issued, the price or prices at which the Securities are to be purchased by the Underwriters from the Company and the initial public offering price or prices or the method by which the price or prices at which such Securities are to be sold will be determined. A Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Securities.


          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-64009) (the "Registration Statement"), relating to the offering of Securities from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed, and proposes to file, such



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amendments thereto as may have been required to the date hereof pursuant to the
1933 Act and the rules of the Commission thereunder (the "Regulations"). Such Registration Statement, as amended at the time when it became effective under the 1933 Act, and the Prospectus relating to the sale of Securities by the Company constituting a part thereof, as from time to time each is amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that the supplement to the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the Securities to which it relates.

          Section 1. Representations and Warranties of Company. The Company and the Depositor represent and warrant to you as of the date hereof, and to the Underwriters named in the Terms Agreement, all as of the date of such Terms Agreement (in each case, the "Representation Date"), as follows:

               (a) The Registration Statement has become effective under the 1933 Act, as amended. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

               (b) The Registration Statement and the Prospectus, at the time the Registration Statement became effective did, and as of the applicable Representation Date will, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented at the time the Registration Statement became effective did not, and as amended or supplemented as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The conditions to the use by the Company of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement, as applicable, and the Prospectus. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

               (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Terms Agreement, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement, and the Company is duly qualified as a foreign corporation to transact business and is in good standing in



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each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

               (d) The Company is not in violation of its certificate of incorporation or by laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company, or which might materially and adversely affect the properties or assets thereof.

               (e) The execution and delivery by the Company of this Agreement, the Terms Agreement, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by the Company of this Agreement, the Terms Agreement, the Trust Agreement, Loan Sale Agreement and the Transfer Agreement, nor the consummation by the Company of the transactions therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Company or its properties or the certificate of incorporation or by laws of the Company, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

               (f) This Agreement has been, and the Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms.

               (g) The Trust Agreement, Loan Sale Agreement and the Transfer Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms.

               (h) As of the Closing Time, the Notes will have been duly and validly authorized by the Trust, and, when executed and authenticated as specified in the Indenture, will be validly issued and outstanding and will be entitled to the benefits of the Indenture, and will be binding obligations of the Trust to the extent provided in the Indenture.



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               (i) As of the Closing Time, the Certificates will have been duly and validly authorized by the Trust, and, when executed and authenticated as specified in the Trust Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement, and will be binding obligations of the Trust to the extent provided in the Trust Agreement.

               (j) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, the Terms Agreement, the Trust Agreement, the Loan Sale Agreement or the Transfer Agreement, except such as may be required under the 1933 Act or the Regulations.

               (k) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus, and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, financial condition or earnings of the Company.

               (l) At the time of execution and delivery of the Loan Sale Agreement (1) the EFG Eligible Lender Trustee on behalf of the Seller will own the Initial Financed Student Loans free and clear of any lien, mortgage, security interest, pledge, charge or other encumbrance (collectively, "Liens"), except to the extent permitted in the Loan Sale Agreement, and will not have assigned to any person other than the Company any of its right, title or interest in such Student Loans, and (2) the Seller will have the power and authority to pledge the Initial Financed Student Loans to the Company and will have duly authorized such action by all necessary corporate action.

               (m) At the time of execution and delivery of the Transfer Agreement (1) the Eligible Lender Trustee on behalf of the Company will own the Initial Financed Student Loans free and clear of any Liens, except to the extent permitted in the Transfer Agreement, and will not have assigned to any person other than the Trust any of its right, title or interest in such Student Loans, (2) the Company will have the power and authority to pledge the Initial Financed Student Loans to the Trust and will have duly authorized such action by all necessary corporate action and (3) as of the Closing Time, the Initial Financed Student Loans will have been duly and validly assigned to the Trust in accordance with the Transfer Agreement and granted to the Indenture Trustee under the Indenture; and when such grant is effected, a duly and validly perfected transfer of all such Student Loans subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, the Company, the EFG Eligible Lender Trustee or the



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               Eligible Lender Trustee will have occurred in favor of the Trust and the Indenture Trustee will hold a first priority perfected security interest in such Student Loans.

               (n) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Terms Agreement, the Loan Sale Agreement and Transfer Agreement and the Securities have been or will be paid by or on behalf of the Company or the Trust on or prior to the Closing Time.

               (o) As of the Closing Time, each of the Initial Financed Student Loans will meet the eligibility criteria described in the Prospectus and applicable Prospectus Supplement.

               (p) There are no pending or threatened litigation or administrative proceedings of or before any court, tribunal or governmental agency, authority or body or any arbitrator which, if adversely determined, would have a material adverse effect on the issuance of the Securities or the financial condition of the Company.

               (q) Neither the Company nor the Trust will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

               (r) The Securities, the Indenture, the Trust Agreement, the Loan Sale Agreement, the Transfer Agreement, the Servicing Agreement and the Terms Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

               (s) The representations and warranties of the Company in the Transfer Agreement and the Trust Agreement and of the Seller in the Loan Sale Agreement will be true and correct in all material respects as of the Closing Time and as of any other date as of which they are made pursuant to the terms thereof.

               (t) As of the Closing Time, the Securities shall have been rated as described under "Summary of Terms Rating of the Securities" in the Prospectus Supplement.

          Any certificate signed by an officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Securities shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

          Section 2. Purchase and Sale. The commitment of the Underwriters to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

          Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the office of [Willkie Farr & Gallagher, 787 Seventh Avenue, New


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York, New York 10019], or at such other place as shall be agreed upon by you and the Company, at such time or date as shall be agreed upon by you and the Company in the Terms Agreement (each such time and date being referred to as a "Closing Time"). Unless otherwise specified in the Terms Agreement, payment shall be made to the Company, at the option of the Company, either (a) by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company, or (b) in immediately available federal funds wired to such bank as may be designated by the Company; provided, however, that if payment is made in immediately available federal funds if so specified in the Terms Agreement, the Company shall simultaneously reimburse the Underwriters for the cost to the Underwriters of such funds, based on the Underwriters' cost of borrowing such funds for one day at their most favorable commercial paper rate at the Closing Time. Such Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Securities, which may be in temporary form, will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

          Section 3. Covenants of Company. The Company covenants with each of you and the Underwriters participating in the applicable offering of Securities, as follows:

               (a) Immediately following the execution of the Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of the Securities covered thereby, the price or prices at which the Securities are to be purchased by the Underwriters from the Trust, either the initial public offering price or prices or the method by which the price or prices by which the Securities are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

               (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities by you or the Underwriters, any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel, counsel for the Company, or otherwise, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, in the opinion of any such counsel or otherwise, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements, and within two business days will



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               furnish to the Underwriters as many copies of the Prospectus, as so amended or supplemented, as you shall reasonably request.

               (c) The Company will give you reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise (other than reports to be filed pursuant to the Securities Exchange Act of 1934 Act, as amended (the "1934 Act")), will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall object.

               (d) The Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document, other than reports to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or suspension of the qualification of the Securities or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the lifting thereof at the earliest possible moment.

               (e) The Company will deliver to you as many signed and as many conformed copies of the Registration Statement (as ordinarily filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

               (f) The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Securities. The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

               (g) The Company will file with the Commission within fifteen days of the issuance of the Securities a current report on Form 8-K setting forth specific information concerning the Securities and the Student Loans to the extent that such information is not set forth in the Prospectus. The Company will also file with the Commission a current report on Form 8-K setting forth all Computational



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               Materials, ABS Term Sheets and Collateral Term Sheets (each as defined in Section 5 hereof) provided to the Company by any Underwriter within the applicable time periods allotted for such filing pursuant to the No-Action Letters (as defined in Section 5 hereof).

               (h) In connection with any Computational Materials, ABS Term Sheets or Collateral Term Sheets provided by an Underwriter pursuant to Section 5, the Company must receive a letter from nationally recognized firm of certified public accountants satisfactory in form and substance to the Company, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company, as a result of which they have determined that the information included in the Computational Materials, ABS Term Sheets or Collateral Term Sheets (if any), provided by the Underwriters to the Company for filing on Form 8-K pursuant to Section 5 and subsection (i), is accurate except as to such matters that are not deemed by the Company to be material. The foregoing letter shall be obtained at the expense of the Company.

               (i) In the event that an Underwriter must prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets pursuant to Section 5(d), the Company shall file any corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets no later than two days following receipt thereof.

               (j) The Company will file the Monthly Report on Form 8-K for a period of twelve months following the applicable Closing Time.

          Section 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made pursuant hereto, to the performance by the Company of all of its obligations hereunder and to the following further conditions:

               (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, (ii) the Securities shall have received the rating or ratings specified in the Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

               (b) At the applicable Closing Time you shall have received:


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          (1) The favorable opinion, dated as of the applicable Closing Time, of _____________, counsel for the Company in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                    (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The execution and delivery by the Company of this Agreement, the applicable Terms Agreement, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company.

                    (iii) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company, and each is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                    (iv) The Trust Agreement, the Loan Sale Agreement and the Transfer Agreement and the Registration Statement have been duly authorized, executed and delivered by the Company, and each is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                    (v) None of the transfer of the Student Loans to the Trust, the issue and sale of the Securities, the consummation of the transactions contemplated hereby or the fulfillment of the terms hereof will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound or to which the property or assets of the Company are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Company to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by laws of the Company or, to the best of such counsel's knowledge, any order or regulation known to us to be applicable to the Company of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company.

                    (vi) The Notes have been duly authorized and, when executed and authenticated as specified in the Indenture and delivered and paid for pursuant to this Agreement and the applicable Terms Agreement, will be duly issued , valid and binding obligations of the Trust and will be entitled to the benefits of the Indenture.



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                    (vii) The Certificates have been duly authorized and, when executed and authenticated as specified in the Trust Agreement and delivered and paid for pursuant to this Agreement and the applicable Terms Agreement, will be duly issued and entitled to the benefits of the Trust Agreement.


                    (viii) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any [Massachusetts] or federal court or governmental authority or agency is required to be obtained by the Company for the consummation by the Company of the transactions contemplated by the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement.

                    (ix) The Registration Statement is effective under the 1933 Act, and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (x) The Registration Statement, as amended or supplemented, and the Prospectus, as amended or supplemented, at the time they became effective did not, and as of the Closing Time will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (xi) The Trust Agreement and the Transfer Agreement are not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). (xii) The Indenture has been duly qualified under the Trust Indenture Act.

                    (xii) The Indenture has been duly qualified under the Trust Indenture Act.

                    (xiii) The conditions to the use by the Company of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S 3, have been satisfied with respect to the Registration Statement and the Prospectus. To the best of such counsel's knowledge, there are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations thereunder which have not been so filed or incorporated by reference.

                    (xiv) Each of the Seller and the Trust created by the Trust Agreement is not, and will not as a result of the offer and sale of the Securities as contemplated in the Prospectus and in this Agreement become, an "investment company" as such term is defined in the 1940 Act.

                    (xv) The statements in the Prospectus under the captions "Description of the Notes" and "Description of the Certificates" and in the



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

          Prospectus Supplement under the captions "Description of the Notes", "Description of the Certificates" and "Description of the Transfer and Servicing Agreements", insofar as such statements purport to summarize certain terms of the Securities, the Indenture, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement, constitute a fair and accurate summary of such documents.

                    (xvi) The Registration Statement and the Prospectus (other than the financial statements and other financial, statistical and numerical information included therein, as to which no opinion need be rendered) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.


                    (xvii) The execution, delivery and performance by the Company of the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.


                    (xviii) To such counsel's knowledge, there are no pending or overtly threatened lawsuits or claims against the Company or relating to the transactions contemplated by the Underwriting Agreement, the Terms Agreement, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement which, if adversely determined, would have a material adverse effect on the transactions contemplated by the Underwriting Agreement, the Terms Agreement, the Trust Agreement, the Loan Sale Agreement and the Transfer Agreement.

                    (xix) Each Class ____ Note is an "Eligible Security" within the meaning of Rule 2a-7(a)(9) promulgated under the 1940 Act.

          Such counsel shall deliver to you such additional opinions addressing the transfer by the Company to the Trust of its right, title and interest in and to the Student Loans and other property included in the Trust on the Closing Time as may be required by each Rating Agency rating the Securities.

          Such counsel shall state that they have participated in the conferences with officers and other representatives of the Company, your counsel, representatives of the independent accountants for the Company and you at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel are not passing upon and do not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraph (xvi) above) and have made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Company), nothing has come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus on the date of the Terms Agreement contained, and the Prospectus on the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial, statistical and numerical data included in or incorporated by reference into the Registration Statement or the Prospectus.

          (2) The favorable opinion, dated as of the applicable Closing Time, of counsel to the Seller, as seller of the Student Loans, in form and substance satisfactory to you and your counsel, to the effect that:

                    (i) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Seller is qualified to do business, and is in good standing, as a foreign corporation in each U.S. jurisdiction in which the character of the business owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the financial condition of the Seller.

                    (iii) The execution and delivery by the Seller of the Loan Sale Agreement are within the corporate power of the Seller and have been duly authorized by all necessary corporate action on the part of the Seller.

                    (iv) The Loan Sale Agreement has been duly authorized, executed and delivered by the Seller, and is a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

                    (v) None of the transfer of the Student Loans to the Company, the issue and sale of the Securities, the consummation of the transactions contemplated hereby or the fulfillment of the terms hereof will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Seller is a party or by which it may be bound or to which the property or assets of the Seller are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Seller to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by laws of the Seller or, to the best of such counsel's knowledge, any order or regulation known to us to be applicable to the Seller of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller.

                    (vi) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any [Massachusetts] or federal court or governmental authority or agency is required to be obtained by the Seller for the consummation by the Seller of the transactions contemplated by the Loan Sale Agreement.

                    (vii) The execution, delivery and performance by the Seller of the Loan Sale Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

                    (viii) To such counsel's knowledge, there are no pending or overtly threatened lawsuits or claims against the Seller or relating to the transactions contemplated by the Loan Sale Agreement which, if adversely determined, would have a material adverse effect on the transactions contemplated by the Loan Sale Agreement.

          (3) The favorable opinion of counsel to the Indenture Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States.

                    (ii) The Indenture Trustee has the full corporate trust power to accept the office of indenture trustee under the Indenture and to enter into and perform its obligations under the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement.

                    (iii) The execution and delivery of the Indenture, the Transfer Agreement and the Administration Agreement and the acceptance of the Servicing Agreement and the performance by the Indenture Trustee of its obligations under the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Indenture Trustee and each has been duly executed and delivered by the Indenture Trustee.

                    (iv) The Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their terms.

                    (v) The execution and delivery by the Indenture Trustee of the Indenture, the Transfer Agreement and the Administration Agreement and the acceptance of the Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any New York or United States federal governmental authority, other than the qualification of the Indenture Trustee under the Trust Indenture Act.

                    (vi) Each of the Notes has been duly authenticated by the Indenture Trustee.

                    (vii) Neither the consummation by the Indenture Trustee of the transactions contemplated in the Transfer Agreement, the Servicing Agreement, the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Indenture Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Indenture Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Indenture Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Indenture Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or any of its subsidiaries.

                    (viii) To the knowledge of such counsel there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as trustee under the Indenture or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture, the Transfer Agreement, the Servicing Agreement or the Administration Agreement.

                    (ix) The execution, delivery and performance by the Indenture Trustee of the Transfer Agreement, the Servicing Agreement, the Indenture and the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Indenture Trustee that is unrelated to the transactions contemplated in such Agreements.

                    (x) The Indenture Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans.

          (4) The favorable opinion of counsel to the Owner Trustee, dated as of the applicable Closing Time addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss. 3801 et seq. (the "Business Trust Statute").

                    (ii) The Owner Trustee is a banking or trust corporation duly incorporated and validly existing under the laws of the State of Delaware.

                    (iii) The Owner Trustee has the full corporate trust power and authority to enter into and perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement.

                    (iv) The execution and delivery of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Transfer Agreement, the Servicing Agreement, the Administration Agreement, the Certificates and the Notes and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

                    (v) The Trust Agreement constitutes valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

                    (vi) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States federal governmental authority, having trust power over the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

                    (vii) The Owner Trustee has duly executed and delivered the Trust Agreement and the Certificates, the Notes, the Indenture, the Transfer Agreement, the Servicing Agreement and the Administration Agreement have been duly executed and delivered by the Trust. The Certificates have been duly authenticated by the Trust.

                    (viii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Transfer Agreement, the Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Owner Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Owner Trustee or any of its subsidiaries is a party or is bound, or any judgment, order or decree known to such counsel to be applicable to the Owner Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Owner Trustee or any of its subsidiaries.

                    (ix) To the knowledge of such counsel there is no action, suit or proceeding pending or threatened against the Owner Trustee (as owner trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Owner Trustee to perform its obligations thereunder.

                    (x) The execution, delivery and performance by the Owner Trustee (as trustee under the Trust Agreement or in its individual capacity, as the case may be) of the Transfer Agreement, the Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Owner Trustee that is unrelated to the transactions contemplated in such agreements.

          (5) To the favorable opinion of counsel to the Seller, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel to the effect that the Seller has effectively conveyed to the Company all of its right, title and interest in and to such Student Loans as of the applicable Closing Time, and upon the occurrence of any proceedings with respect to the Seller under the federal or state bankruptcy, insolvency or similar law, or the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or of any substantial part of its property or the making by the Seller of an assignment for the benefit of creditors, such Student Loans would not be deemed to be part of the assets of the Seller pursuant to the principles of substantive consolidation or otherwise.

          (6) The favorable opinion of counsel to the Company regarding the perfected transfer of the Student Loans to the Trust and the grant of a first perfected security interest in the Student Loans to the Indenture trustee pursuant to the Indenture.

          (7) The favorable opinion or opinions, dated as of the applicable Closing Time, of counsel for the Underwriters with respect to the issue and sale of the Securities, the Registration Statement, this Agreement, the Prospectus, the applicable Prospectus Supplement and other related matters as the Underwriters may require.

          (8) The opinion, dated as of the applicable Closing Time, of ____________, tax counsel to the Company, in form and substance satisfactory to you and your counsel to the effect that:

                    (i) The statements in the Prospectus under the headings ["Summary of Terms Tax Considerations" and " ERISA Considerations", and "Certain Legal Aspects of the Student Loans", "Certain Federal Income Tax Consequences", "Certain State Tax Consequences" and "ERISA Considerations"], and the statements in the Prospectus Supplement under the headings ["Summary Tax Considerations" and " ERISA Considerations", and "Certain Federal Income Tax and State Tax Consequences", and "ERISA Considerations"], to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                    (ii) The Notes will be treated as debt for federal income tax purposes and the Trust will not be classified as an association which is taxable as a corporation.

          (9) The favorable opinion of counsel to the Servicer, dated the Closing Time, satisfactory in form and substance to you and your counsel, to the effect that:

                    (i) The Servicer has been duly organized and is validly existing as a Delaware corporation in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business as currently conducted by it, and to enter into and perform its obligations under the Servicing Agreement, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans consistent with all applicable conditions, restrictions and limitations of the federal Higher Education Act of 1965, as amended (the "Higher Education Act").

                    (ii) The Servicing Agreement has been duly authorized, executed and delivered by the Servicer and is the legal, valid and binding obligation of the Servicer in accordance with its terms.

                    (iii) None of the execution and delivery by the Servicer of the Servicing Agreement, the consummation by the Servicer of the transactions contemplated therein, or the fulfillment of the terms thereof by the Servicer will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Servicer or of the terms of any indenture or other agreement or instrument to which the Servicer is a party or by which the Servicer is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer.

                    (iv) To the knowledge of such counsel there are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry and reasonable investigation, threatened against the Servicer before or by any governmental authority that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Servicing Agreement.

                    (v) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of the Servicer contained in the Servicing Agreement are other than as stated therein.

          (10) The favorable opinion of counsel to the Eligible Lender Trustee, dated the Closing Time and satisfactory in form and substance to you and your counsel, to the effect that:

                    (i) The Eligible Lender Trustee is a national banking association duly organized and validly existing under the laws of the United States.

                    (ii) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans.

          (c) At the applicable Closing Time, you shall have received a certificate of the President or a Vice President of the Company, dated as of such Closing Time, to the effect that the representations and warranties of the Company contained in Section 1 hereof are true and correct with the same force and effect as though such Closing Time were a Representation Date.

          (d) You shall have received from a firm of independent certified public accountants acceptable to you, a letter, dated as of the date of the applicable Terms Agreement, or as soon thereafter as is practicable, and as of the applicable Closing Time, delivered at such times, in the form heretofore agreed to.

          (e) At the applicable Closing Time you shall have received, addressed to you, any additional opinions delivered by counsel pursuant to the request of the Rating Agency or Rating Agencies rating the Securities.

          (f) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

          (g) At the applicable Closing Time, each of the representations and warranties of the Company set forth in the Trust Agreement, Loan Sale Agreement and the Transfer Agreement and of the Seller in the Loan Sale Agreement will be true and correct.

          (h) As of the applicable Closing Time, each Guarantee Agreement will have been duly and validly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the related Guarantor, enforceable in accordance with its terms.

          (i) As of the applicable Closing Time, each of the Trust Agreement, Loan Sale Agreement and the Transfer Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 7 hereof.

          Section 5. Investor Information. Each Underwriter may prepare or provide to prospective investors certain Computational Materials, ABS Term Sheets or Collateral Term Sheets in connection with its offering of the Securities, subject to the following conditions:

          (a) Such Underwriter shall comply with the requirements of the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), and the requirements of the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

          (b) For purposes hereof, "Computational Materials" shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by an Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by an Underwriter.

          (c) Each Underwriter shall provide to the Company any Computational Materials, ABS Term Sheets or Collateral Term Sheets which are provided to investors no later than the date preceding the date such Computational Materials, ABS Term Sheets or Collateral Term Sheets are required to be filed pursuant to the applicable No-Action Letters. Each Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed.

          (d) In the event that the Company or any Underwriter discovers an error in the Computational Materials, ABS Term Sheets or Collateral Term Sheets, the Underwriter that prepared such material shall prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets and deliver it to the Company for filing pursuant to Section 3(i) hereof.

          Section 6. Payment of Expenses. The Company and [ ] jointly and severally agree to pay all expenses incident to the performance of its obligations under this Agreement, including without limitation those related to
(i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, each Terms Agreement, any agreements among Underwriters and selling agreements and the Underwriters' questionnaires and powers of attorney, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities and Blue Sky laws and the determination of the eligibility of the Securities for investment in accordance with the provisions of Section 3(f) hereof, including filing fees, and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (vi) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinafter stated, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky Survey and Legal Investment Survey, (vii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of the Indenture, Trust Agreement, the Loan Sale Agreement and the Transfer Agreement, (viii) the fees charged by investment rating agencies for rating the Securities, (ix) the fees and expenses incurred in connection with the listing of the Securities on any national securities exchange, (x) the fees and expenses incurred with respect to the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith, (xi) the fees and expenses of the Indenture Trustee, the Owner Trustee, the Interim Trustee and the Eligible Lender Trustee, and their respective counsel, (xii) fees of counsel to the Underwriters and (xiii) any fees of The Depository Trust Company.

          If a Terms Agreement is terminated by you in accordance with the provisions of Section 4 or Section 10(i) hereof, the Company and [ ] jointly and severally agree to reimburse you for all reasonable out pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          Section 7. Indemnification. (a) The Company and [ ] jointly and severally agree to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, (A) if such settlement is effected with the written consent of the Company or (B) if such settlement is effected without the written consent of the Company more than 30 days after receipt by the Company of a notice from the Underwriters, substantially reflecting the proposed terms of such settlement, to which the Company has not responded prior to the date such settlement is effected;

                    (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Computational Materials, ABS Term Sheets or Collateral Term Sheets distributed by any Underwriter; unless such untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with Derived Information (defined below) provided by the Underwriters expressly for use in the Computational Materials, the ABS Term Sheets or the Collateral Term Sheets and the untrue statement or alleged untrue statement did not derive from an inaccuracy in the Seller-Provided Information (defined below) used in the preparation of such Computational Materials, ABS Term Sheets or Collateral Term Sheets;

                    (iv) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing to defend or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above, which expenses shall be reimbursed as they are incurred; and

                    (v) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any action brought by a third party against the Company and the Underwriters jointly in the event that the Company enters into a settlement agreement with respect to such action without the written consent of the Underwriters.

          This indemnity agreement will be in addition to any liability which the Company and [ ] may otherwise have. Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriters entitled to indemnity hereby or who controls the Underwriters within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

          (b) Each Underwriter severally agrees to indemnify severally and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); and

                    (ii) against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or alleged untrue statements made in the Computational Materials, Collateral Term Sheets or ABS Term Sheets prepared or provided by such Underwriter to the extent that such untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with Derived Information provided expressly for use in the Computational Materials, the ABS Term Sheets or the Collateral Term Sheets and the untrue statements or alleged untrue statements did not derive from an inaccuracy in the Seller-Provided Information used in the preparation of such Computational Materials, ABS Term Sheets or Collateral Term Sheets.

          This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          For purposes of this Agreement, as to each Underwriter, "Derived Information" means such portion, if any, of the information delivered to the Company by such Underwriter pursuant to Section 5 for filing with the Commission on Form 8-K and:

                    (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and

                    (ii) does not constitute Seller-Provided Information.

          "Seller-Provided Information" means any computer tape (or other information) furnished to any Underwriter by or on behalf of the Company concerning the assets of the Trust.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this indemnity agreement to the extent such indemnifying party was not materially prejudiced by such failure or which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          Section 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and [ ] jointly and severally on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters (i) in such proportion as shall be appropriate to reflect the relative benefit received by the Underwriters, as represented by the percentage that the Underwriting discount or discounts on the cover of such Prospectus Supplement bears to the initial public offering price or prices as set forth thereon, and the Company shall be responsible for the balance; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the benefit referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and, provided further, you shall not be required to contribute any amount in excess of the amount by which the total price of the Securities purchased by you pursuant to the Terms Agreement exceeds the amount of any damages which you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

          Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company and shall survive delivery of any Securities to the Underwriters.

          Section 10. Termination of Agreement. This Agreement may be terminated for any reason at any time by either the Company or you upon the giving of 30 days' written notice of such termination to the other party hereto. You may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time

(i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus any change, or any development involving a prospective change in, or affecting, the condition, financial or otherwise, earnings, affairs or business of the Company whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Securities, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to proceed with the offering or delivery of the Securities or enforce contracts for the sale of the Securities, or (iii) if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, Minnesota or New York authorities. In the event of any such termination, (A) the covenants set forth in Section 3 hereof with respect to any offering of Securities shall remain in effect so long as the Underwriters own any such Securities purchased from the Company pursuant to the applicable Terms Agreement and (B) the covenant set forth in Section 3(c), the provisions of Section 6, the indemnity agreement set forth in Section 7, and the contribution provisions set forth in Section 8, and the provisions of Sections 9 and 14 shall remain in effect.

          Section 11. Default by One or More Underwriter. No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability with respect to any default of such Underwriters under this Agreement and the applicable Terms Agreement.

          In the event of a default by any Underwriter as set forth in this Section, either you or the Company shall have the right to postpone the applicable Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

          Section 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at the address set forth on the first page hereof, attention of the Syndicate Registration Department, with a copy to the General Counsel. Notices to the Company shall be directed to EFG Funding Corporation, One Financial Place, Suite 2-2, 297 North Street, Hyannis, Massachusetts 02601, attention of ____________________________.


          Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party to a Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or a Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          Section 14. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by the laws of the State of New York. Specified times of day refer to New York City time.

          Section 15. Counterparts. This Agreement and any Terms Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                               Very truly yours,

                                               EFG FUNDING CORPORATION



                                               By______________________________
                                                 Name:
                                                 Title:


                                               [-------------------------]



                                               By______________________________
                                                 Name:
                                                 Title:


CONFIRMED AND ACCEPTED, as of
the date first above written:

LEHMAN BROTHERS INC.


By______________________________
  Name:
  Title:

                                                                      EXHIBIT A



                            EFG FUNDING CORPORATION
                             (Seller and Servicer)
                       EFG Student Loan Trust _____-___


                           [FORM OF TERMS AGREEMENT]


                                                  Dated: _____________


To:      EFG Funding Corporation (the "Company")

Re:      Underwriting Agreement dated _______, 1999

Series Designation:        EFG Student Loan Trust _____-___
-------------------

Underwriters:
-------------

Lehman Brothers Inc.


-------------------



Terms of the Notes:


                              Original
                              Principal
Class                         Amount*                             Interest Rate
-------------------------------------------------------------------------------
__

Class ___                     $

Class ___                     $

* Approximate.  Subject to permitted variance of plus or minus 5%.

Terms of the Certificates:


                              Original
                              Principal
Class                         Amount*                        Pass-Through Rate
-------------------------------------------------------------------------------
__

Class ___                     $

Class ___                     $

* Approximate.  Subject to permitted variance of plus or minus 5%.



Ratings of the Securities:


      Class ___: "___" by ___ and "___" by ________.

      Class ___: "___" by ___ and "___" by ________.

      Class ___: "___" by ___ and "___" by ________.

      Class ___: "___" by ___ and "___" by ________.


Seller:

      EFG Funding Corporation

Servicer:

      EFG Technologies, Inc.

Trust:

          The Trust will include, among other things, a pool of student loans (the "Initial Financed Student Loans") and certain monies due thereunder on and after the applicable Cutoff Date. The Company will acquire the Initial Financed Student Loans pursuant to a loan sale agreement (the "Loan Sale Agreement") between EFG Financial Group, Inc. ("EFG"), as seller and the Company, as purchaser. Such Initial Financed Student Loans will be sold to the Eligible Lender Trustee (as defined below) on behalf of the Trust by the Seller (and, with respect to legal title to the Financed Student Loans, by The First National Bank of Chicago, as interim trustee for the Seller (the "Interim Trustee")) pursuant to a transfer agreement (the "Transfer Agreement") among the Trust, the Seller, the Interim Trustee and The First National Bank of Chicago, as eligible lender trustee (the "Eligible Lender Trustee"). Under certain circumstances after the Closing Time (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust, may acquire additional student loans ("Additional Acquired Student Loans") or may originate certain student loans (such originated Student Loans, together with the Initial Financed Student Loans and the Additional Acquired Student Loans being referred to herein, collectively, as the "Financed Student Loans"). The Financed Student Loans are to be serviced by EFG Technologies, Inc., a Delaware corporation (the "Servicer") pursuant to a servicing agreement (the "Servicing Agreement"), among the Trust, the Servicer, the Seller and the Eligible Lender Trustee.


Credit Enhancement:

Distribution Dates:

          Each January __, April __, July __ and October __ (or if any such day is not a Business Day, the next succeeding Business Day).


Purchase Price:

          Subject to the terms of the following paragraph, the purchase price payable by the Underwriter for the Securities is as follows: _________% of the principal amount of the Class __ Notes; __________% of the principal amount of the Class ___ Notes; _________% of the principal amount of the Class ___ Certificates; and __________% of the principal amount of the Class ___ Certificates.

          Payment of the purchase price shall be in immediately available federal funds wired to such bank as may be designated by the Company.

Underwriting Commission:

          Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Company to the Underwriter in connection with the purchase of the Securities.

          Public Offering Price and/or method of determining price at which the Underwriter will sell the Securities is as follows:

          Class ___ Notes:                           _________%
          Class ___ Notes:                           _________%
          Class ___ Certificates:                    _________%
          Class ___ Certificates:                    _________%

Closing Time and Location:

          On or about ________________ at the offices of Willkie Farr & Gallagher, New York, New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                               LEHMAN BROTHERS INC.


                                               By
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                               --------------------------------

                                               By
                                                 ------------------------------
                                                 Name:
                                                 Title:

ACCEPTED:

EFG FUNDING CORPORATION



By
  --------------------------------
  Name:
  Title: